PROSPECTUS

                                February 1, 2003
                        As supplemented December 5, 2003

SECURITY FUNDS(SM)

                                         |_|  Security Capital Preservation Fund

                                          --------------------------------------
                                          The Securities and Exchange Commission
                                          has not approved or disapproved  these
                                          securities or passed upon the adequacy
                                          of this prospectus. Any representation
                                          to the contrary is a criminal offense.
                                          --------------------------------------

                                                [SDI LOGO]
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

FUND'S OBJECTIVE

The  Security  Capital  Preservation  Fund seeks a high level of current  income while seeking to maintain a stable value per share.  THE FUND'S OBJECTIVE IS NOT
A FUNDAMENTAL POLICY AND MAY BE CHANGED BY THE FUND'S BOARD OF DIRECTORS.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests all of its assets in a master  portfolio (the  PreservationPlus
Income Portfolio ("Portfolio")),  which has the same investment objective as the
Fund.  Accordingly,  references  to the Fund  investing in  particular  types of securities  or asset  classes  are  actually  references  to what is done by the underlying Portfolio.

The Fund,  through the master portfolio,  seeks to achieve its goal by investing in fixed income securities of varying  maturities,  money market instruments and futures and options  (including futures and options traded on foreign exchanges, such as bond and equity  indices of foreign  countries).  The Fund  attempts  to maintain  a stable  share  value by  entering  into  contracts,  called  Wrapper
Agreements, with financial institutions, such as insurance companies or banks.

The Fund seeks current  income that is higher than that of money market funds by investing in fixed income securities with varying  maturities and maintaining an
average  portfolio  duration  of  2.5  to  4.5  years.   Duration  measures  the
sensitivity of bond prices to changes in interest rates. The longer the duration of a bond,  the  longer  it will  take  to  repay  the  principal  and  interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise-but also are more likely to receive more income from their investment to compensate for the risk.

In an attempt to enhance return, the Fund also employs a global asset allocation strategy,  which  evaluates the equity,  bond,  cash and currency  opportunities across domestic and international markets.

INVESTMENT PROCESS

The Fund's  investment  strategy  emphasizes  a  diversified  exposure to higher yielding  mortgage,  corporate and asset-backed  sectors of the investment grade fixed income markets.  These "spread" sectors have  historically  offered higher returns than U.S.  government  securities.  The investment  process focuses on a top-down approach, first focused on the sector allocations,  then using relative value  analysis  to select the best  securities  within each  sector.  To select securities,  the Portfolio's  Investment Adviser analyzes such factors as credit quality,  interest rate sensitivity and spread relationships  between individual bonds.

The Fund also  enters  into  Wrapper  Agreements,  which  seek to  offset  price fluctuations of the fixed income  securities and, as a result,  provide a stable value per share for the Fund.  A primary  emphasis  is placed on  assessing  the credit quality of financial institutions that may provide a Wrapper Agreement to the  Fund.  The  Portfolio's  Investment  Adviser  performs  proprietary  credit analysis on a large universe of issuers and actively manages the negotiation and maintenance of Wrapper Agreements.

The global asset allocation  strategy  attempts to enhance long-term returns and manage  risk by  responding  effectively  to  changes  in global  markets  using instruments  including,  but not  limited  to,  futures,  options  and  currency forwards.  This strategy  employs a multi-factor  global asset  allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In  implementing  the global  asset  allocation  strategy,  the Fund  invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges, such as bonds and equity indices of foreign countries.  Some  options and futures  strategies,  including  selling  futures, buying  puts and  writing  calls,  hedge the Fund's  investments  against  price fluctuations.  Other  strategies,  including  buying  futures,  writing puts and buying  calls,  tend to increase  and will broaden the Fund's  market  exposure.
Options and futures may be combined with each other, or with forward  contracts, in order to adjust the risk and return characteristics of an overall strategy.

The Fund may also enter into forward currency exchange contracts  (agreements to exchange one currency  for another at a future  date),  may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies.  Currency  management  strategies allow shifts of investment  exposure  from one  currency  to another  to attempt to profit  from anticipated  declines  in the value of a foreign  currency  relative to the U.S.
dollar.

Successful implementation of the global asset allocation strategy depends on the
Portfolio's  Investment Adviser's judgment as to the potential risks and rewards of implementing the different types of strategies.

TEMPORARY DEFENSIVE POSITION -- From time to time a temporary defensive position may be adopted in  response  to  extraordinary  adverse  political,  economic or market  events.  Up to 100% of the Fund's  assets could be placed in  short-term obligations  within  one of the top two  investment  ratings.  These  short-term obligations  may not be covered  by a Wrapper  Agreement.  To the extent  such a position is  adopted,  the Fund may not meet its goal of a high level of current income or a stable net asset value.

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PORTFOLIO  TURNOVER  rate measures the  frequency  that the Portfolio  sells and replaces the securities it holds within a given period.
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PRINCIPAL RISKS

Set forth below are some of the  prominent  risks  associated  with fixed income investing, the use of Wrapper Agreements, and the risks of investing in general.
Although  an  attempt  is made to assess the  likelihood  that  these  risks may actually  occur  and to  limit  them,  there  can be no  guarantee  that it will succeed.

INTEREST  RATE -- All debt  securities  face the risk that the  securities  will decline in value because of changes in interest  rates.  Generally,  investments subject to interest rate risk will  decrease in value when  interest  rates rise
(and increase when interest rates fall).

CREDIT -- An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

WRAPPER  AGREEMENT -- Although the Fund uses  Wrapper  Agreements  to attempt to maintain a stable value per share,  there are risks  associated with the Wrapper
Agreements, including:

o  A Wrapper Provider could default, which could cause the Fund's share price to fluctuate and could result in losses for investors in the Fund. Similarly,  a downgrade in the credit rating of a Wrapper  Provider may require the Fund to replace  the  Wrapper  Provider,  although  there  is  no  guarantee  that  a replacement  will be  available.  Such a downgrade may cause a decline in the
   Fund's net asset value, including a decline resulting from the application of the Fund's fair value  procedures.  Because there is no active trading market for Wrapper Agreements,  they are illiquid investments,  which means that the
   Fund cannot quickly sell or assign its position at an acceptable price.

o  The Wrapper  Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments.  This could result in a lower return than if the Fund invested  those assets in longer-term  securities.  The Fund may elect not to cover a fixed income  security with a remaining  maturity of
   60 days or less, cash or short-term investments with Wrapper Agreements.

o  The Wrapper Agreements  generally do not protect the Fund from loss caused by a fixed income security  issuer's default on principal or interest  payments.
   Additionally, if a Wrapper Provider is unable or unwilling to perform under a
   Wrapper Agreement, the Fund will not be able to maintain a constant net asset value unless it finds substitute Wrapper coverage promptly. The Fund may also lose the benefit of Wrapper  Agreement  coverage on any portion of its assets that are  substantially  credit impaired or in default in excess of a certain percentage of Fund assets.

o  There are a limited number of Wrapper Providers.  The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

o  If  a  Wrapper   Provider   is  unable  to  make   timely   payments  or  its
   creditworthiness  has significantly  deteriorated,  the Portfolio's Board may determine  the  fair  value  of that  Wrapper  Agreement  may not  equal  the difference between the book value and the market value, which could cause the
   Fund's share price to fluctuate.

o  Compared to investing in a traditional fixed income fund, the Fund trades the potential  for  capital  appreciation  and some yield for  protection  from a decline in the value of its  holdings  caused by changes in  interest  rates.
   Because the Fund enters into Wrapper  Agreements to maintain a constant share price, its yield will tend to rise and fall more slowly than traditional bond or money market funds when interest rates change and may not reflect  current market rates.  In addition,  purchases or  redemptions  by  shareholders  may increase or decrease the "crediting rate," which is the rate of return on the portion of the Fund  covered by Wrapper  Agreements,  which may  increase  or decrease the Fund's  yield.  Under  extreme  circumstances,  for example,  if shareholder  redemptions  and interest rates are increasing at the same time, the Fund's yield could be reduced to zero for an extended  period of time and the Fund may be  required to rely on the  Wrapper  Agreements  to pay further redemptions.

o  The  Fund may not be able to  maintain  a  constant  net  asset  value if any government or self-regulatory agency determines that it is not appropriate to value Wrapper  Agreements as offsetting the market value  fluctuations of the
   Covered  Assets.  The  staff  of the SEC  has  inquired  as to the  valuation methodology  for Wrapper  Agreements  commonly used by "stable  value" mutual funds,  including  the Fund.  In the event that the SEC  determines  that the valuation  method  currently  utilized by "stable  value"  mutual funds is no longer an acceptable practice, the fair value of the Wrapper Agreements would be  different  and may result in an  increase  or  decrease to the Fund's net asset value.

PREPAYMENT -- As interest rates decline,  the issuers of securities  held by the
Fund may prepay principal  earlier than scheduled,  forcing the Fund to reinvest in lower  yielding  securities.  Thus,  prepayment may reduce the Fund's income.
There is a greater  risk that the Fund will lose  money due to  prepayment  risk because the Fund invests in mortgage-related securities.

MARKET -- Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

SECURITY  SELECTION  -- While the Fund  invests  in short- to  intermediate-term securities,  which by nature are relatively stable investments, the risk remains that the securities selected will not perform as expected.  This could cause the
Fund's returns to lag behind those of money market funds.

LIQUIDITY -- Liquidity  risk is the risk that a security  cannot be sold quickly at a price that  reflects the estimate of its value.  Because there is no active trading  market for Wrapper  Agreements,  the Fund's  investments in the Wrapper
Agreements are considered illiquid.  The Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

PRICING -- When price quotations for securities are not readily  available,  the value is determined by the method that most  accurately  reflects  their current worth  under  procedures  adopted by the  Portfolio's  Board of  Trustees.  This procedure  implies an  unavoidable  risk, the risk that the prices are higher or lower than the prices that the securities might actually command if sold. If the securities  have been valued to highly,  the  investor may pay too much fur Fund shares when  purchased.  If the prices is  underestimated,  the investor may not receive the full market value for Fund shares when sold.

According to the procedures  adopted by the Portfolio's  Board of Trustees,  the fair value of the Wrapper Agreements generally will equal the difference between the book  value and the  market  value  (plus  accrued  interest)  of the Fund's assets. In determining fair value, the Board will consider the  creditworthiness and  ability  of a  Wrapper  Provider  to pay  amounts  due  under  the  Wrapper
Agreements.  If the  Portfolio's  Board of  Trustees  determines  that a Wrapper
Agreement  should not be valued this way,  the net asset value of the Fund could fluctuate.

DERIVATIVE --  Derivatives  are more  volatile and less liquid than  traditional fixed income securities. Risks associated with derivatives include:

o  the derivative may not fully offset the underlying positions;

o  the derivatives  used for risk  management may not have the intended  effects and may result in losses or missed opportunities; and

o  the  possibility  the Fund cannot sell the derivative  because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

If the Fund invests in futures  contracts  and options on futures  contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's  net asset  value  after  taking  into  account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

FOREIGN  INVESTMENT -- To the extent that the Fund invests in securities  traded on exchanges  outside the United States,  it faces the risks inherent in foreign investing.  Adverse political,  economic or social  developments could undermine the value of the Fund's  investments or prevent the Fund from realizing its full value.  Financial  reporting  standards for companies  based in foreign  markets differ from those in the United States. Since the `numbers' themselves sometimes mean different things, research efforts are devoted to understand and assess the impact of these differences upon a company's financial  condition.  Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S.  dollar,  which would decrease the value of the investment to U.S. investors.

LOWER RATED  SECURITIES -- The Fund may invest in debt  securities  rated in the fifth and sixth  long-term  ratings  categories  directly or through the Scudder
High Income Plus Fund. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities,  which can adversely affect  the  prices  at which the  lower-rated  securities  are sold.  If market quotations  are not available,  lower-rated  debt  securities  will be valued in accordance  with procedures  established by the  Portfolio's  Board of Trustees.
Judgment plays a greater role in valuing high yield  corporate  debt  securities than is the case for securities  for which more external  sources for quotations and last sale information is available.  Adverse publicity and changing investor perception  may affect the  availability  of outside  pricing  services to value lower-rated  debt  securities  and  the  Fund's  ability  to  dispose  of  these securities.  Since the risk of default is higher for lower-rated securities, the
Investment  Adviser's  research and credit analysis are an especially  important part of managing securities of this type.

In considering  investments  for the Fund, the  Portfolio's  Investment  Adviser
attempts  to identify  those  issuers of high  yielding  debt  securities  whose financial  conditions are adequate to meet future obligations,  have improved or are expected to improve in the future. The Investment Adviser's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage,  earnings prospects and the experience and managerial  strength of the issuer.

PRINCIPAL INVESTMENTS

FIXED INCOME  SECURITIES -- The Fund invests at least 65% of its total assets in fixed income  securities  rated,  at the time of  purchase,  within the top four long-term  rating  categories  by a  nationally  recognized  statistical  rating organization (or, if unrated,  are determined to be of similar quality. The Fund may also invest up to 10% of its assets in high yield debt securities determined at the time of purchase  (also known as junk  bonds).  To gain  exposure to high yield debt securities, the Fund may purchase high yield debt securities directly or invest in the Scudder  High Income Plus Fund  (formerly  Deutsche  High Yield
Bond Fund), an affiliate of the Portfolio.  If the Fund directly invests in high yield debt securities, it will invest in securities rated in the fifth and sixth long-term  rating  categories  by a  nationally  recognized  statistical  rating organization  (or, if unrated,  are  determined  by the  Portfolio's  Investment
Adviser to be of similar  quality).  If the Fund  invests  in the  Scudder  High
Income Plus Fund, it may gain greater diversification by holding more securities of varying risks than the Fund could gain by buying individual  securities.  The
Scudder  High Income Plus Fund is  permitted  to invest in  securities  of lower credit  ratings than the Fund could  invest in if it makes  direct  purchases of high yield debt  securities.  The  Scudder  High  Income Plus Fund is not rated.
Additional  information  about the Scudder  High  Income Plus Fund's  investment policies  are  included  in its  prospectus  which may be  obtained  by  calling
1-800-730-1313.

Fixed income securities in which the Fund may invest include the following:

o  U.S.  government  securities  that  are  issued  or  guaranteed  by the  U.S.
   Treasury, or by agencies or instrumentalities of the U.S. Government.

o  U.S.   dollar-denominated   securities   issued  by   domestic   or   foreign
   corporations, foreign governments or supranational entities.

o  U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

o  Mortgage pass-through  securities issued by governmental and non-governmental issuers.

o  Collateralized  mortgage  obligations  and real  estate  mortgage  investment conduits.

o  Obligations  issued  or  guaranteed,   or  backed  by  securities  issued  or
   guaranteed,   by  the   U.S.   government,   or  any  of  its   agencies   or
   instrumentalities,  including CATS,  TIGRs,  TRs and zero coupon  securities, which are  securities  consisting  of either the  principal  component or the interest component of a U.S. Treasury bond.

The following  policies are employed to attempt to reduce the risks  involved in investing in fixed income securities:

o  Assets are allocated among a diversified group of issuers.

o  Investments are primarily made in fixed income  securities that are rated, at the time of  purchase,  within  the top four  rating  categories  as rated by
   Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch,
   another  nationally  recognized  statistical  rating  organization,   or,  if
   unrated, determined by the Portfolio's Investment Adviser to be of comparable quality.

o  Average  portfolio  duration of 2.5 to 4.5 years is targeted by  investing in
   fixed  income   securities  with  short-  to  intermediate  term  MATURITIES.
   Generally,  rates of short-term  investments  fluctuate less than longer-term investments.

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MATURITY  measures  the time  remaining  until  an  issuer  must  repay a bond's principal in full.
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WRAPPER  AGREEMENTS -- The Fund enters into Wrapper  Agreements  with  insurance companies,  banks and other financial  institutions.  Unlike  traditional  fixed
income   portfolios,   the  Fund's  use  of  Wrapper  Agreements  should  offset
substantially  the price  fluctuations  typically  associated  with fixed income securities. In using Wrapper Agreements,  the Fund seeks to eliminate the effect of any gains or losses on the value per share.  Wrapper Agreements  obligate the
Wrapper  Provider  to  maintain  the  BOOK  VALUE  of the  Fund's  fixed  income securities  and  other  instruments  (the  "Covered  Assets"),  up to  specified amounts, under certain circumstances.

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BOOK  VALUE of the  Covered  Assets is  generally  their  purchase  price,  plus interest  accrued at the crediting  rate,  less any  adjustments for deposits or withdraws or for defaulted or impaired  securities  (as specified in the Wrapper
Agreements).
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In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value,  the Wrapper  Provider may become  obligated to pay the difference to the
Fund. On the other hand, if the Fund sells securities and the market value (plus accrued  interest) is more than the book value, the Fund may become obligated to pay the  difference  to the  Wrapper  Provider.  The  circumstances  under which payments  are made and the timing of  payments  between the Fund and the Wrapper
Provider vary. More than one Wrapper Provider  provides coverage with respect to the same securities and pays, when applicable,  based on the pro rata portion of the Fund's assets that it covers.

The Crediting Rate:

o  Is the anticipated  yield, or an index-based  approximation  thereof,  on the
   Covered Assets adjusted for  amortization of the difference  between the book value and the market value of the Covered Assets; and

o  Is a significant component of the Fund's yield.

The following  policies are employed to attempt to reduce the risks  involved in using Wrapper Agreements:

o  Wrapper  Agreements are entered into with multiple  providers,  each of which has received a HIGH QUALITY RATING from Moody's or Standard & Poor's.

o  The financial  well being of the issuers of the  securities in which the Fund invests  and the  Wrapper  Providers  of Wrapper  Agreements  to the Fund are
   monitored on a continuous basis.

Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

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A HIGH QUALITY RATING means a security is rated in the top two long-term ratings categories by a nationally recognized statistical rating organization.
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SHORT-TERM  INVESTMENTS -- The Fund will also invest in short-term  investments, including money market mutual funds, to meet  shareholder  withdrawals and other liquidity  needs.  These  short-term  investments,  such as commercial paper and certificates of deposit,  will be rated, at the time of purchase,  in one of the top two  short-term  rating  categories by a nationally  recognized  statistical rating  organization,  or if unrated, are determined to be of similar quality by the Portfolio's Investment Adviser.

DERIVATIVE  INSTRUMENTS -- The Fund may invest in various  instruments  commonly known as "derivatives" to increase its exposure to certain groups of securities.
The  derivatives  that the Fund may use include  futures  contracts,  options on futures contracts and forward contracts. These instruments are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing  interest rates,  securities  prices or currency exchange rates and for cash  management  purposes  as a  low  cost  method  of  gaining  exposure  to a particular securities market without investing directly in those securities. The
Fund may use derivatives to keep cash on hand to meet  shareholder  redemptions, as a hedging strategy to maintain a specific portfolio  duration,  or to protect against market risk. When employing the global asset  allocation  strategy,  the
Fund may use derivatives  for  leveraging,  which is a way to attempt to enhance returns.  We will only use these  securities  if we believe  that  their  return potential more than compensates for the extra risks associated with using them.

OTHER  INVESTMENTS  -- The Fund may also  invest in and  utilize  the  following investments  and  investment  techniques and  practices:  Rule 144A  securities, when-issued and delayed  delivery  securities,  repurchase  agreements,  reverse repurchase agreements,  to be announced securities ("TBA securities") and dollar rolls.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should  consider  investing  in the Fund if you are seeking  current  income higher than money market mutual funds over most time periods and to preserve the value of your  investment.  The Fund is offered as an  alternative to short-term bond  funds  and as a  comparable  investment  to  stable  value  or  guaranteed investment contract options offered in employee benefit plans.

The Fund offers  shares only to  individual  retirement  accounts  (IRAs) and to employees  investing through  participant-directed  employee benefit plans. IRAs include  traditional  IRAs, Roth IRAs,  Coverdell  Education  Savings  Accounts,
simplified  employee pension IRAs (SEP IRAs),  savings incentive match plans for employees (SIMPLE IRAs), and Keogh plans.

You  should  not  consider  investing  in the Fund if you seek  capital  growth.
Although it provides a convenient means of diversifying  short-term investments, the Fund by itself does not constitute a balanced investment program.

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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit  Insurance  Corporation or any other  government  agency.
Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

PAST PERFORMANCE

The chart and table below  provide some  indication of the risks of investing in the Fund by showing changes in the Funds' Class A share performance from year to year and by showing how the Fund's average annual returns have compared to those of a broad  measure  of  market  performance.  As with all  mutual  funds,  past performance is not a prediction of future results.

The bar chart does not reflect the sales  charges  applicable  to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for the Fund's  Class A shares  include  deduction of the 3.5%  front-end  sales charge.  Class B shares include the appropriate  deferred sales charge, which is
5% in the first  year  declining  to 0% in the sixth  and later  years.  Class C shares  include the deferred  sales charge of 1% in the first year.  Fee waivers and/or  reimbursements  reduced Fund expenses and in the absence of such waivers and/or  reimbursements  the  performance  quoted  would be reduced.  Performance information does not include  deduction of the 2% redemption fee which may apply to certain redemptions.

Security Capital Preservation Fund - Class A

                    -----------------------------------------
                    HIGHEST AND LOWEST RETURNS
                    (QUARTERLY 2000-2002)
                    -----------------------------------------
                    HIGHEST QUARTER
                    Q2 ended June 30, 2000              1.69%

                    LOWEST QUARTER
                    Q4 ended December 31, 2002          1.01%
                    -----------------------------------------

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                            2000      2001      2002
                            ----      ----      ----
                            6.60%     6.02%     4.51%

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AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                      1 YEAR     LIFE OF FUND(1)
Class A                                                0.88%         4.72%
Class B                                               -1.01%         4.50%
Class C                                                3.25%         5.48%
Lehman Brothers 1-3 Year
  Government/Credit Index(2)
  (reflects no deduction for fee expenses)             6.28%         6.86%(3)
--------------------------------------------------------------------------------
1  For the period  beginning  May 3, 1999 (date of  inception)  to December  31,
   2002.

2  Lehman Brothers 1-3 Year  Government/Credit  Index is an unmanaged index that tracks  investment  grade bonds  including US government  bonds and corporate bonds with maturities of between 1 and 3 years.

3  Index performance  information is only available to the Fund at the beginning of each month. The Lehman Brothers 1-3 Year  Government/  Credit Index is for
   the  period May 1, 1999 to  December  31,  2002.  Index  performance  assumes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THIS TABLE  DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                  CLASS A            CLASS B            CLASS C
                                 SHARES(1)          SHARES(2)          SHARES(3)
--------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases
(as a percentage
of offering price)                 3.5%               None               None
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends            None               None               None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                  5% during the first
(as a percentage of original       None        year, decreasing to        1%
purchase price or redemption                   0% in the sixth and
proceeds, whichever is lower)                  following years
--------------------------------------------------------------------------------
Maximum Redemption Fee(4)           2%                 2%                 2%
--------------------------------------------------------------------------------
1  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

2  Class B shares convert tax-free to Class A shares  automatically  after eight years.

3  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.

4  The redemption fee payable to the master  portfolio is designed  primarily to offset  those  expenses  which may be  incurred  by the master  portfolio  in connection with certain shareholder redemptions. Proceeds from the redemption fee will be used by the master  portfolio to offset the actual  portfolio and administrative  costs associated with such redemptions,  including custodian, transfer  agent,  settlement,  and account  processing  costs, as well as the adverse  impact  of  such  redemptions  on  the  premiums  paid  for  Wrapper
   Agreements and the yield on Wrapper  Agreements.  The redemption fee may also have the effect of  discouraging  redemptions by  shareholders  attempting to take advantage of short-term interest rate movements. The redemption fee does not apply to Qualified TSA, Qualified IRA or Qualified Plan Redemptions.  The
   amount  of,  and  method of  applying,  the  Redemption  Fee,  including  the operation of the Interest Rate Trigger, may be changed in the future.  Shares currently  offered in this prospectus would be subject to the new combination of Redemption Fee and Interest Rate Trigger.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
                                                                 TOTAL ANNUAL
              MANAGEMENT     DISTRIBUTION       OTHER           FUND OPERATING
                FEES(1)      (12B-1) FEES     EXPENSES(2)     EXPENSES (3, 4, 5)
--------------------------------------------------------------------------------
Class A         0.70%            0.25%           0.55%              1.50%
Class B         0.70%            0.75%           0.57%              2.02%
Class C         0.70%            0.50%           0.60%              1.80%
--------------------------------------------------------------------------------
1  The Fund does not directly pay a management fee. However,  the Portfolio pays a management fee to its investment adviser,  Deutsche Asset Management,  Inc.
   The Portfolio  will reduce its advisory fee to 0.10% of its average daily net assets with respect to assets  invested in the Scudder High Income Plus Fund, an affiliate of the  Portfolio.  The Portfolio will pay its pro rata share of the operating expenses,  including the investment advisory fee, of any mutual fund in which it invests.

2  "Other Expenses" include the annual premium paid for Wrapper Agreements.

3  Information  on the annual Fund operating  expenses  reflects the expenses of both the Fund and the Portfolio.

4  Security  Management  Company,  LLC ("SMC"),  the Fund's  Administrator,  has
   agreed that if the total  annual  expenses of the Fund,  excluding  interest, taxes, extraordinary expenses, brokerage fees and commissions, and Rule 12b-1 fees, but inclusive of its own fee, exceeds 1.50%, SMC will contribute to the
   Fund an amount  and/or  waive its fee as may be  necessary to insure that the total annual expenses do not exceed such amount.

5  Total  expenses  for Class A, B and C shares for the most recent  fiscal year
   were  less  than  the  amount  shown  above   because  of  a  fee  waiver  or
   reimbursement  of expenses by Deutsche  Asset  Management,  Inc. With the fee waiver and  reimbursement,  the Funds'  actual  total  annual fund  operating expenses  for the year ended  September  30, 2002,  were as follows:  Class A
   -1.37%,  Class B -1.89%,  and Class C -1.67%.  This is a voluntary fee waiver and may be discontinued at any time.
--------------------------------------------------------------------------------

EXAMPLE

This  Example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The Example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated.  The Example also assumes that your  investment  has a 5% return each year and that the  Fund's  operating  expenses  remain the same.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the  following  expenses if you redeemed your shares at the end of each period.

           ----------------------------------------------------------
                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
           ----------------------------------------------------------
           Class A         $497       $807       $1,140       $2,078
           Class B          705        934        1,288        2,214
           Class C          283        566          975        2,116
           ----------------------------------------------------------

You would pay the  following  expenses if you redeemed your shares at the end of each period and were assessed the 2% Redemption Fee.

           ----------------------------------------------------------
                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
           ----------------------------------------------------------
           Class A         $693      $1,017      $1,365       $2,346
           Class B          908       1,149       1,516        2,480
           Class C          486         782       1,205        2,386
           ----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

           ----------------------------------------------------------
                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
           ----------------------------------------------------------
           Class A         $497       $807       $1,140       $2,078
           Class B          205        634        1,088        2,214
           Class C          183        566          975        2,116
           ----------------------------------------------------------

MANAGEMENT OF THE FUND

BOARD OF  DIRECTORS  -- The Fund's  shareholders,  voting in  proportion  to the number  of shares  each  owns,  elect a Board of  Directors,  and the  Directors supervise all of the Fund's activities on their behalf.

OTHER SERVICES -- The Fund's  administrator,  Security Management  Company,  LLC
("SMC" or the "Administrator") provides administrative services, fund accounting services  and  transfer  agency  services to the Fund.  Bankers  Trust  provides administrative  services--such as portfolio accounting, legal services and other services--for the Portfolio.

Pursuant to a separate Management Services Agreement,  SMC also performs certain other services on behalf of the Fund. Under this Agreement,  SMC provides, among other things,  feeder fund  management and  administrative  services to the Fund which include:

o  monitoring the performance of the Portfolio;

o  coordinating the Fund's relationship with the Portfolio;

o  communicating  with the Fund's Board of Directors and shareholders  regarding the  Portfolio's  performance  and the  Fund's  two  tier  structure,  and in general;

o  assisting  the  Board  of  Directors  of  the  Fund  in  all  aspects  of the administration and operation of the Fund.

For these  services,  the Fund pays SMC a fee at the annual rate of 0.20% of its average daily net assets, calculated daily and payable monthly.

For providing certain shareholder  services to the Fund, SMC receives from DeAM,
Inc.  a fee  which is equal on an  annual  basis to 0.20% of the  aggregate  net assets of the Fund invested in the  Portfolio.  The fee is not an expense of the
Fund or the Portfolio.

SUB-ADVISER  AUTHORIZATION  -- Although the Fund has not currently  retained the services of an investment  adviser or  sub-adviser,  it may do so in the future.
Accordingly,  SMC and the  Fund  have  received  from the  U.S.  Securities  and
Exchange Commission an exemptive order for a multi-manager structure that allows
SMC  to  hire,  replace  or  terminate  sub-advisers  without  the  approval  of shareholders.  The order also allows SMC to revise a sub-advisory agreement with the approval of the Board of Directors,  but without shareholder  approval. If a new sub-adviser is hired,  shareholders  will receive  information about the new sub-advisor  within 90 days of the change.  The order allows the Fund to operate more efficiently and with greater  flexibility.  Should the Fund use the service of a sub-adviser  in the future,  SMC would  anticipate  providing the following oversight and evaluation services to the Fund:

o  performing initial due diligence on prospective sub-advisers for the Fund

o  monitoring the performance of the sub-adviser(s)

o  communicating performance expectations to the sub-adviser(s)

o  ultimately  recommending  to the Board of Directors  whether a  sub-adviser's contract should be renewed, modified or terminated.

SMC does not expect it would recommend frequent changes of sub-advisers.

MANAGEMENT OF THE PORTFOLIO

INVESTMENT  ADVISER -- Under the  supervision  of the Board of  Trustees  of the
Portfolio, Deutsche Asset Management, Inc. (DeAM, Inc.) with headquarters at 280
Park Avenue, New York, New York 10017, acts as the Master Portfolio's Investment
Adviser.  As Investment  Adviser,  DeAM, Inc. makes the  Portfolio's  investment decisions.  It buys and sells  securities  for the  Portfolio  and  conducts the research  that leads to the  purchase  and sale  decisions.  For its services as investment  adviser,  DeAM,  Inc.  receives  a fee of 0.70%  of the  Portfolio's average  daily  net  assets  with  respect  to its  assets  not  invested  in an affiliated  mutual fund.  DeAM, Inc.  receives a fee of 0.10% of the Portfolio's average  daily net assets with respect to those  assets  invested in the Scudder
High Income Plus Fund, an affiliate of the Portfolio.

DeAM, Inc.  provides a full range of investment  advisory services to retail and institutional  clients,  and as of  September  30,  2002  had  total  assets  of approximately $85 billion under management.

DeAM,  Inc.  is an indirect  wholly-owned  subsidiary  of  Deutsche  Bank AG, an international  commercial  and investment  banking group.  Deutsche Bank AG is a major global  banking  institution  that is engaged in a wide range of financial services,  including  investment  management,  mutual fund, retail,  private and commercial banking, investment banking and insurance.

PORTFOLIO MANAGERS -- ERIC KIRSCH,  Managing Director of the Investment Adviser,
has managed the Fixed Income  Securities of the Portfolio since its inception in
December  1998.  Mr.  Kirsch  joined the  Investment  Adviser  in 1980.  He is a
Chartered   Financial  Analyst   charterholder   with  21  years  of  investment
experience.

SEAN P. MCCAFFREY, Managing Director of the Investment Adviser, is head of DeAM,
Inc. Yew York Fixed Income Enhanced  Strategies and Mutual Funds.  Mr. McCaffrey
joined the  Investment  Adviser in 1996.  He is a  Chartered  Financial  Analyst
charterholder.

ROBERT  WANG,  Director  of the  Investment  Adviser,  is  responsible  for  the
portfolio  management   activities  of  global  and  tactical  asset  allocation
portfolios. Mr. Wang joined the Investment Adviser in 1995.

JOHN D. AXTELL, JR., Managing Director of the Investment Adviser, is responsible for the portfolio  management  and trading  activities  relating to Stable Value
Investments for client  portfolios.  Mr. Axtell joined the Investment Adviser in
1990.

ORGANIZATIONAL STRUCTURE

The  Fund is a  "feeder  fund"  that  invests  all of its  assets  in a  "master portfolio,"  the  PreservationPlus  Income  Portfolio.  The Fund and the  master portfolio have the same investment objective. The master portfolio is advised by
DeAM, Inc.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's  expenses in proportion to their assets. Each feeder can  set  its  own  transaction  minimums,  fund-specific  expenses,  and  other conditions.  This arrangement allows the Fund's Directors to withdraw the Fund's
assets  from  the  master   portfolio  if  they  believe  doing  so  is  in  the
shareholders' best interests.  If the Directors withdraw the Fund's assets, they would then  consider  whether the Fund should hire its own  investment  adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

The Fund's share price is calculated  daily (also known as the "net asset value"
or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular  trading on the New York Stock  Exchange  ("NYSE") every day the Exchange is open for business.  The formula for  calculating  the Fund's net asset values by class calls for  deducting  all of the  liabilities  of each class from the total of its assets (the market value of the securities plus cash reserves)  and dividing the result by the number of  outstanding  shares of that class.  The Fund values its  securities  at their  stated  market value if price quotations  are readily  available and  reliable.  When price  quotations  for a particular  security  are not readily  available  or may be  unreliable,  a Fund determines its value by the method it believes most accurately reflects its fair value  under  procedures  adopted  in  good  faith  by  and  under  the  general supervision  of the  Board of  Trustees.  In such  case,  a Fund's  value  for a security is likely to be different from the last quoted market price.

Prices for securities that trade on foreign  exchanges can change  significantly on days when the New York  Stock  Exchange  is closed and you cannot buy or sell
Fund shares.  Then prices changes may ultimately affect the price of Fund shares the next time a Fund calculates its NAV.

The NYSE is open every week,  Monday through  Friday,  except when the following holidays are celebrated:  New Year's Day, Martin Luther King, Jr. Day (the third
Monday in January), Presidents' Day (the third Monday in February), Good Friday,
Memorial Day (the last Monday in May),  Independence  Day,  Labor Day (the first
Monday in  September),  Thanksgiving  Day (the fourth  Thursday in November) and
Christmas Day.

The securities in the Portfolio are valued at their stated market value if price quotations  are  available  and,  if not,  by the  method  that most  accurately reflects their fair value under procedures  adopted by the Portfolio's  Board of
Trustees.

According to the  procedures  adopted by the Board of Trustees of the Portfolio, the fair value of the Wrapper  Agreements  generally  will equal the  difference between  the book value and the market  value  (plus  accrued  interest)  of the
Portfolio's  assets.  In  determining  fair value,  the Board will  consider the creditworthiness  and ability of a Wrapper Provider to pay amounts due under the
Wrapper Agreements.

BUYING SHARES

Shares  of the Fund are  available  through  broker/dealers,  banks,  and  other financial  intermediaries  that have an agreement  with the Fund's  Distributor,
Security Distributors,  Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares  purchased directly from the Fund are not assessed such  additional  charges but may have a front-end sales charge as noted under "Class A shares."

There are three different ways to buy shares of the Fund--Class A shares,  Class
B shares or Class C shares.  The  different  classes of a Fund differ  primarily with  respect to the sales  charges  and Rule 12b-1  distribution  fees for each class. The minimum initial  investment is $100.  Subsequent  investments must be
$100 (or $20 under an Accumulation  Plan). The Fund reserves the right to reject any order to purchase shares.

CLASS A SHARES -- Class A shares are  subject  to a sales  charge at the time of purchase.  An order for Class A shares  will be priced at the  Fund's  net asset value per share (NAV), plus the sales charge,  set forth in the following table.
The NAV,  plus the sales  charge is the  "offering  price."  The  Fund's  NAV is generally calculated as of the close of trading on each day the NYSE is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

--------------------------------------------------------------------------------
                                                     SALES CHARGE
                                    --------------------------------------------
                                      APPLICABLE     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF      NET AMOUNT    REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE      INVESTED     TO DEALERS
--------------------------------------------------------------------------------
Less than $100,000                       3.5%            3.63%          3.0%
$100,000 but less than $500,000          2.5%            2.56%          2.0%
$500,000 but less than $1,000,000        1.5%            1.52%          1.0%
$1,000,000 and over                      None             None       (See below)
--------------------------------------------------------------------------------

The  Distributor  will pay a commission to dealers on purchases of $1,000,000 or more as  follows:  0.50%  on  sales  up to  $5,000,000,  plus  0.25% on sales of
$5,000,000 or more up to $10,000,000,  and 0.10% on any amount of $10,000,000 or more.

Please see  Appendix A for options  that are  available  for  reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION  PLAN -- The Fund has adopted a Class A  Distribution  Plan that allows the Fund to pay  distribution  fees to the Fund's  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class A shares and services to  shareholders.  The distribution fee is equal to 0.25% of the  average  daily  net  assets  of the  Fund's  Class A  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not  subject to a sales  charge at the time of  purchase.  An order for Class B shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase.  The deferred sales charge is a percentage of the NAV of the shares at the time they are  redeemed  or the  original  purchase  price, whichever is less.  Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred  sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of Deferred Sales Charge."

CLASS B DISTRIBUTION  PLAN -- The Fund has adopted a Class B  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class B shares and services to  shareholders.  The distribution fee is equal to 0.75% of the  average  daily  net  assets  of the  Fund's  Class B  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase.  This is advantageous to such  shareholders  because Class A shares are subject to a lower  distribution  fee than Class B shares. A pro rata amount of Class B shares  purchased  through the  reinvestment  of  dividends  or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not  subject to a sales  charge at the time of  purchase.  An order for Class C shares will be priced at the Fund's NAV next calculated  after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open.

Class C shares  are  subject  to a deferred  sales  charge of 1.00% if  redeemed within  one year  from the date of  purchase.  The  deferred  sales  charge is a percentage  of the NAV of the  shares  at the  time  they  are  redeemed  or the original  purchase price,  whichever is less. Shares that are not subject to the deferred sales charge are redeemed first.  Then, shares held the longest will be the first to be redeemed.  The Distributor  will waive the deferred sales charge under certain circumstances. See "Waiver of Deferred Sales Charge."

CLASS C DISTRIBUTION  PLAN -- The Fund has adopted a Class C  Distribution  Plan that  allows  the  Fund  to  pay  distribution  fees  to  the  Distributor.  The
Distributor uses the fees to finance  activities  related to the sale of Class C shares and services to  shareholders.  The distribution fee is equal to 0.50% of the  average  daily  net  assets  of the  Fund's  Class C  shares.  Because  the distribution  fees are paid out of the Fund's assets on an ongoing  basis,  over time these fees will  increase the cost of a  shareholder's  investment  and may cost an investor more than paying other types of sales charges.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

o  Upon the death of the  shareholder if shares are redeemed  within one year of the shareholder's death

o  Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder  becoming disabled and the shareholder was not disabled when the shares were purchased

o  In connection  with required  minimum  distributions  from a retirement  plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue
   Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   -  a loan  from the plan  (loan  repayments  are  treated  as new  sales  for purposes of the deferred sales charge)

o  Upon the financial  hardship (as defined in regulations  under the Code) of a participant in a plan

o  Upon termination of employment of a participant in a plan

o  Upon any other permissible withdrawal under the terms of the plan

CONFIRMATIONS AND STATEMENTS -- The Fund will send you a confirmation  statement after every  transaction  that  affects your  account  balance or  registration.
However,  certain  automatic  transactions may be confirmed on a quarterly basis including systematic withdrawals,  automatic purchases and reinvested dividends.
Each shareholder will receive a quarterly  statement  setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling your shares of the Fund is called a "redemption,"  because the Fund buys back its  shares.  A  shareholder  may sell  shares at any time.  Shares will be redeemed  at the NAV next  determined  after the order is accepted by the Fund's transfer  agent,  less  any  applicable  (i)  deferred  sales  charge  and  (ii)
redemption  fee.  The  Fund's  NAV is  generally  calculated  as of the close of trading on each day the NYSE is open. Any share  certificates  representing Fund shares being sold must be returned with a request to sell the shares.  The value of your shares at the time of redemption may be more or less than their original cost.  The Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities selected in the sole discretion of the
Fund. The redemption-in-kind will not include Wrapper Agreements.

When redeeming  recently purchased shares, if the Fund has not collected payment for the  shares,  it may  delay  sending  the  proceeds  until it has  collected payment, which may take up to 15 days.

When the Interest Rate Trigger is active, redemptions that are not Qualified TSA
Redemptions,  Qualified  IRA  Redemptions  or  Qualified  Plan  Redemptions,  as
described in the following sections,  will be subject to a 2% redemption fee. It is therefore  important to consult with your  professional tax advisor regarding the terms, conditions and tax consequences of such withdrawals.

To sell your shares, send a letter of instruction that includes:

o  The name and signature of the account owner(s)

o  The name of the Fund

o  The reason you are selling your shares

o  The dollar amount or number of shares to sell

o  Where to send the proceeds

o  A signature guarantee if

   -  The check will be mailed to a payee or address  different than that of the account owner, or

   -  The sale of shares is more than $25,000.

--------------------------------------------------------------------------------
A SIGNATURE  GUARANTEE  helps protect  against  fraud.  Banks,  brokers,  credit unions, national securities exchanges and savings associations provide signature guarantees.  A notary public is not an eligible signature  guarantor.  For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

o  INDIVIDUAL  OR JOINT  TENANTS:  Written  instructions  must be  signed  by an individual  shareholder,  or in  the  case  of  joint  accounts,  all  of the shareholders, exactly as the name(s) appears on the account.

o  UGMA OR UTMA:  Written  instructions  must be signed by the  custodian  as it appears on the account.

o  SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o  CORPORATION  OR  ASSOCIATION:  Written  instructions  must be  signed  by the person(s)  authorized  to act on the account.  A certified  resolution  dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

o  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

o  RETIREMENT: Written instructions must be signed by the account owner.

INTEREST RATE TRIGGER -- Qualified TSA  Redemptions,  Qualified IRA  Redemptions
and Qualified  Plan  Redemptions  are not subject to the  redemption  fee at any time. All other  redemptions are subject to the redemption fee, in the amount of
2%, on the proceeds of such  redemptions  of shares by  shareholders  on any day that the  "Interest  Rate  Trigger" (as  described  below) is "active,"  and not subject to those charges on days that the Interest  Rate Trigger is  "inactive."
The Interest Rate Trigger is active on any day when,  as of the  preceding  day, the "Reference  Index Yield" exceeds the sum of the "Annual  Effective Yield" of the  PreservationPlus  Income Portfolio  ("Portfolio") plus 1.55%. The Reference
Index Yield on any  determination  date is the previous  day's closing "Yield to
Worst" on the Lehman Brothers  Intermediate  Treasury Bond Index®. The status of the Interest  Rate Trigger will either be "active" or "inactive" on any day, and shall be determined on every day that a NAV is calculated for the Fund. Once the
Interest Rate Trigger is active, it remains active every day until the Reference
Index Yield is less than the sum of the Annual  Effective Yield of the Portfolio plus 1.30%,  at which time the  Interest  Rate Trigger  becomes  inactive on the following day and remains  inactive every day thereafter until it becomes active again.  An  example  of when  and how  the  redemption  fee  will  apply  to the redemption of shares follows.

--------------------------------------------------------------------------------
The Annual  Effective  Yield of the Portfolio is intended to represent one day's investment income expressed as an annualized yield and compounded annually.  The
Annual  Effective  Yield of the Portfolio shall be expressed as a percentage and calculated on each  business day as follows  based on the dividend  declared for the previous day:

          [1 + (Previous Day's Dividend Factor/NAV Per Shares)^365] - 1

Please note that the Annual  Effective  Yield of the Fund will be lower than the annual  effective yield of the Portfolio  because the  Portfolio's  expenses are lower than the Fund's.
--------------------------------------------------------------------------------

A shareholder  is  considering  submitting a request for a redemption of Class A shares  other than a Qualified  TSA  Redemption,  Qualified  IRA  Redemption  or
Qualified Plan Redemption to the Fund on March 2 in the amount of $5,000. Assume that the  Reference  Index Yield is 8.65% as of the close of business on March 1 and the Annual  Effective  Yield of the Portfolio is 6.20% as of that date.  The
Annual  Effective Yield of the Portfolio plus 1.55% equals 7.75%.  Since this is less than the  Reference  Index Yield of 8.65%,  the  Interest  Rate  Trigger is
active. Thus, the net redemption proceeds to the Shareholder will be $4,900. The redemption fee will continue to apply to all redemptions which are not Qualified
TSA Redemptions,  Qualified IRA Redemptions or Qualified Plan Redemptions  until the day  after the  Reference  Index  Yield is less  than the sum of the  Annual
Effective Yield of the Portfolio plus 1.30%. (Please note that this example does
not  take  into   consideration  an  individual   Shareholder's  tax  issues  or
consequences including without limitation any withholding taxes that may apply.)

The amount of,  and  method of  applying,  the  Redemption  Fee,  including  the operation of the Interest  Rate  Trigger,  may be changed in the future.  Shares currently  offered in this prospectus would be subject to the new combination of
Redemption Fee and Interest Rate Trigger.

Shareholders can obtain information  regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference
Index Yield by calling 1-800-888-2461.

QUALIFIED TSA REDEMPTIONS -- A redemption of Fund shares can be made at any time without the assessment of a redemption fee if the redemption is a "Qualified TSA
Redemption."  In general,  amounts  distributed to a taxpayer from a TSA account prior to the date on which the taxpayer reaches age 59 1/2 are includible in the taxpayer's gross income and, unless the distribution meets the requirements of a specific  exception under the tax code, are also subject to an early  withdrawal penalty tax. A "Qualified TSA Redemption" is:

o  a  redemption  made by an owner of a TSA  account  that is not subject to the early withdrawal  penalty tax, provided  however,  that a rollover from a TSA account to an IRA account, or a direct  trustee-to-trustee  transfer of a TSA account is not a Qualified TSA Redemption unless the owner of the TSA account or IRA account  continues  the  investment of the  transferred  amount in the
   Fund;

o  a transfer to another investment option that is not a competing fund* in your
   TSA account if:

   -  your TSA account does not allow transfers to competing funds or

   -  your TSA account requires  transfers  between the Fund and a non-competing fund to remain in the  non-competing  fund for a period of at least  three months before being transferred to a competing fund.

*Competing funds are any fixed income investment options with a targeted average duration  of three  years or  less,  or any  investment  option  that  seeks to maintain a stable value per unit or share, including money market funds.

All other  redemptions of shares will be subject to the 2% redemption fee if the
Interest Rate Trigger is active. Specifically,  if your account allows transfers to competing  funds or if it does not require  transfers  between the Fund and a non-competing  fund to remain in the non-competing fund for a period of at least three months before  transfer to a competing fund, all transfers will be subject to a redemption fee if the Interest Rate Trigger is active.

Owners of TSA accounts  requesting a redemption  of Fund shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to the early  withdrawal  penalty  tax and to identify  the  specific exception upon which he or she intends to rely. The information  relating to the early  withdrawal  penalty  tax will form the basis  for  determining  whether a redemption is a Qualified TSA Redemption.  The Fund or the Fund's  Administrator
may require  additional  evidence,  such as the  opinion of a  certified  public accountant or tax attorney,  that any particular  redemption will not be subject to early  withdrawal  penalty tax. With respect to a transfer,  the owner may be required to provide evidence that the transfer is not to a competing fund.

QUALIFIED IRA REDEMPTIONS -- A redemption of Fund shares can be made at any time without the assessment of a redemption fee if the redemption is a "Qualified IRA
Redemption." In general,  amounts  distributed to a taxpayer from an IRA account prior to the date on which the taxpayer reaches age 59 1/2 are includible in the taxpayer's gross income and, unless the distribution meets the requirements of a specific  exception under the tax code, are also subject to an early  withdrawal penalty tax. A "Qualified IRA Redemption" is a redemption made by an owner of an
IRA account that is not subject to the early  withdrawal  penalty tax,  provided however, that an IRA rollover, or a direct trustee-to-trustee transfer of an IRA is not a Qualified IRA Redemption  unless the owner of the IRA account continues the investment of the transferred amount in the Fund.

Owners of IRA accounts  requesting a redemption  of Fund shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to the early  withdrawal  penalty  tax and to identify  the  specific exception upon which he or she intends to rely. This  information  will form the basis for determining  whether a redemption is a Qualified IRA  Redemption.  The
Fund or the Fund's  Administrator may require additional  evidence,  such as the opinion of a certified  public  accountant or tax attorney,  that any particular redemption will not be subject to early withdrawal penalty tax.

QUALIFIED PLAN  REDEMPTIONS -- Your plan  administrator  should be contacted for information  on how to redeem  shares.  There will be no redemption fee assessed for "Qualified Plan Redemptions," which are:

o  Redemptions   resulting  from  the  plan  participant's  death,   disability,
   retirement or termination of employment;

o  Redemptions  to  fund  loans  to,  or "in  service"  withdrawals  by,  a plan participant; and

o  Transfers to other plan investment options that are not competing funds* if:

   -  your plan does not allow transfers to competing funds or

   -  your plan requires  transfers between the Fund and a non-competing fund to remain in the  non-competing  fund for a period of at least  three  months before transfer to a competing fund.

*Competing funds are any fixed income investment options with a targeted average duration  of three  years or  less,  or any  investment  option  that  seeks to maintain a stable value per unit or share, including money market funds.

All other  redemptions of shares will be subject to the 2% redemption fee if the
Interest Rate Trigger is active. Specifically,  if your plan allows transfers to competing  funds  or if it does not  require  transfers  between  the Fund and a non-competing  fund to remain in the non-competing fund for a period of at least three months before  transfer to a competing fund, all transfers will be subject to a redemption fee if the Interest Rate Trigger is active.

The Fund  reserves  the  right to  require  written  verification  of  whether a redemption  request is for a Qualified Plan  Redemption in accordance  with plan provisions  and  to  establish  the  authenticity  of  this  information  before processing a redemption request.

PAYMENT OF  REDEMPTION  PROCEEDS -- The Fund may suspend the right of redemption during any period when  trading on the NYSE is  restricted  or such  Exchange is closed for a reason other than a weekend or holiday,  or any emergency is deemed to exist by the U.S. Securities and Exchange Commission.

BY CHECK.  Redemption  proceeds will be sent to the  shareholder(s) of record at the address on our records  generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption  proceeds,  the
Administrator  will  provide  a  certified  or  cashier's  check,  or  send  the redemption proceeds by express mail, upon the shareholder's  request or send the proceeds by wire  transfer to the  shareholder's  bank  account  upon receipt of appropriate wire transfer instructions.  In addition, redemption proceeds can be sent by electronic funds transfer,  free of charge,  to the  shareholder's  bank account.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares  dividends from its net income daily and pays the dividends on a monthly basis.

The Fund  reserves  the right to include in the daily  dividend  any  short-term capital gains on securities that it sells.  Also, the Fund will normally declare and pay annually any long-term  capital gains as well as any short-term  capital gains that it did not distribute during the year.

On occasion,  the dividends the Fund  distributes may differ from the income the
Fund  earns.   When  the  Fund's  income  exceeds  the  amount   distributed  to
shareholders,  the Fund may make an additional distribution.  When an additional distribution  is  necessary,  the Board of Directors may declare a REVERSE STOCK
SPLIT to occur at the same time the additional  distribution is made. Making the additional  distribution  simultaneously  with  the  reverse  stock  split  will minimize fluctuations in the net asset value of the Fund's shares.

All dividends and capital gains, if any, will automatically be reinvested unless you notify the Fund otherwise.

--------------------------------------------------------------------------------
A  REVERSE  STOCK  SPLIT  reduces  the  number  of  total  shares  the  Fund has outstanding.  The market  value of the  shares  will be the same after the stock split as before the split, but each share will be worth more.
--------------------------------------------------------------------------------

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes.  You and other  shareholders  pay taxes on the income or capital gains from the Fund's holdings.

For TSA  owners,  IRA  owners  and Plan  participants  utilizing  the Fund as an investment option under their Plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation,  but will accumulate on a tax-deferred basis.

Because each participant's tax circumstances are unique and because the tax laws governing  Plans are complex and subject to change,  it is recommended  that you consult your Plan  administrator,  your plan's Summary Plan Description,  and/or your tax advisor about the tax  consequences of your  participation in your Plan and of any Plan contributions or withdrawals.

SHAREHOLDER SERVICES

ACCUMULATION  PLAN -- An  investor  may  choose to invest in the Fund  through a voluntary  Accumulation  Plan.  This  allows for an initial  investment  of $100 minimum and subsequent  investments of $20 minimum at any time. An  Accumulation
Plan involves no obligation to make periodic  investments,  and is terminable at will.

Payments are made by sending a check to the  Distributor who (acting as an agent for the dealer) will purchase whole and fractional  shares of the Fund as of the close of business  on such day as the payment is  received.  The  investor  will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic  Investment  Plan  (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to
3  business  days  before  the  date  scheduled  to  purchase  Fund  shares.  An application for an Automatic Investment Plan may be obtained from the Fund.

SYSTEMATIC  WITHDRAWAL  PROGRAM  --  Shareholders  who wish to  receive  regular monthly,  bi-monthly,  quarterly,  semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a  specified  percentage  of the initial or current  account  value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current  aggregate net asset value of $5,000 or more are deposited with the  Administrator,  which will act as agent for the shareholder  under the
Program. Shares are liquidated at net asset value less any applicable Redemption
Fee.  The Program may be  terminated  on written  notice,  or it will  terminate automatically if all shares are liquidated or redeemed from the account.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B or Class C shares without the  imposition of any  applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program  would be subject to any  applicable  contingent  deferred  sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that  are not  subject  to the  contingent  deferred  sales  charge  and then by redeeming  shares  held  the  longest.  The  contingent  deferred  sales  charge applicable  to a redemption  of Class B or Class C shares  requested  while Free
Systematic  Withdrawals  are being made will be  calculated  as described  under
"Class B Shares," or "Class C Shares," as  applicable.  A Systematic  Withdrawal form may be obtained from the Fund.

EXCHANGE PRIVILEGE -- Shareholders who own shares of the Fund may exchange those shares for shares of the  Diversified  Income or High Yield  series of  Security
Income Fund® or for shares of other mutual funds  distributed by the Distributor
(the "Security Funds"). An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund.  In general,  the same policies that apply to purchases and sales apply to exchanges, including the Fund's right to reject any order to purchase shares.

Shareholders,  except those who have purchased  through the following  custodial accounts of the  Administrator,  403(b)(7)  accounts,  SEP  accounts  and SIMPLE
Plans,  may also  exchange  their  shares  for  shares of  Security  Cash  Fund.
Exchanges may be made,  only in those states where shares of the fund into which an exchange is to be made are  qualified  for sale.  No service fee is presently imposed on such an exchange. Class A, Class B and Class C shares of the Fund may be  exchanged  for  Class  A,  Class  B and,  if  applicable,  Class  C  shares, respectively,  of another  Security Fund. A Redemption Fee may be assessed on an exchange from the Fund to another  Security Fund if the Interest Rate Trigger is active. Any applicable  contingent deferred sales charge will be calculated from the date of the initial purchase.

The terms of an  employee-sponsored  retirement  plan may affect a shareholder's right to  exchange  shares as  described  above.  Contact  your plan  sponsor or administrator  to determine if all of the exchange  options  discussed above are available under your plan.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an  exchange  occurring  within  ninety  days after the  exchanged  shares  were acquired.

Exchanges are made upon receipt of a properly completed  Exchange  Authorization form.  This  privilege  may  be  changed  or  discontinued  at any  time  at the discretion of the management of the Fund upon 60 days' notice to shareholders. A current  prospectus  of the Security Fund into which an exchange is made will be given to each shareholder exercising this privilege.

Because excessive  trading by a shareholder can hurt the Fund's  performance and its other  shareholders,  the Fund  reserves  the  right to limit the  amount or number of  exchanges or reject any  exchange if (1) the Fund  believes  that the
Fund would be harmed or unable to invest  effectively,  or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

DOLLAR COST AVERAGING.  Only for shareholders of a TSA account  sponsored by the
Administrator and opened on or after June 5, 2000, a special exchange  privilege is available. This privilege allows such shareholders to make periodic exchanges of shares  from the Fund  (held in  non-certificate  form) to one or more of the funds available under the exchange  privilege as described above.  Such periodic exchanges in which  securities  are purchased at regular  intervals are known as
"dollar cost averaging." With dollar cost averaging,  the cost of the securities gets  averaged over time and possibly over various  market  cycles.  Dollar cost averaging does not guarantee profits,  nor does it assure that you will not have losses.

You may obtain a Dollar Cost Averaging Request form from the Administrator.  You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares.  The  Administrator  will exchange  shares  as  requested  on the first  business  day of the  month.  The
Administrator  will  make  exchanges  until  your  account  value in the Fund is depleted  or until you  instruct  the  Administrator  to  terminate  dollar cost averaging. You may instruct the Administrator to terminate dollar cost averaging at any time by written request.

ASSET  REBALANCING.  Only for  shareholders  of a TSA account  sponsored  by the
Administrator and opened on or after June 5, 2000, a special exchange  privilege is available that allows  participants to  automatically  exchange shares of the funds on a quarterly basis to maintain a particular  percentage allocation among the funds.  The  available  funds are those  discussed  above under the exchange privilege and shares of such funds must be held in  non-certificate  form.  Your account  value  allocated  to a fund will grow or decline in value at  different rates during the  selected  period,  and asset  rebalancing  will  automatically reallocate  your account  value in the funds to the  allocation  you select on a quarterly basis.

You may obtain an Asset  Rebalancing  Request form from the  Administrator.  You must  designate on the form the  applicable  funds and the percentage of account value to be maintained in each fund. Thereafter, the Administrator will exchange shares of the funds to maintain  that  allocation  on the first  business day of each calendar  quarter.  You may instruct the  Administrator  to terminate asset rebalancing at any time by written request.

RETIREMENT  PLANS -- The Fund has available  tax-qualified  retirement plans for individuals,  prototype plans for the self-employed,  pension and profit sharing plans for  corporations  and  custodial  accounts for employees of public school systems and  organizations  meeting the requirements of Section 501(c)(3) of the
Internal Revenue Code. Further  information  concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER  INQUIRIES  --  Shareholders  who have  questions  concerning  their account or wish to obtain  additional  information,  may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand  the Fund's financial  performance for its Class A shares, Class B shares and Class C shares during  the  period  since  commencement  of the  Fund or share  class.  Certain information  reflects  financial  results  for a single  Fund  share.  The total returns in the table  represent the rate that an investor  would have earned (or lost) on an investment in the Fund  assuming  reinvestment  of all dividends and distributions.  This  information  has been audited by Ernst & Young LLP,  whose report,  along with the Fund's financial  statements,  is included in the annual report which is available upon request.

--------------------------------------------------------------------------------
SECURITY CAPITAL PRESERVATION FUND
--------------------------------------------------------------------------------
                                             FISCAL YEAR ENDED SEPTEMBER 30
                                        ----------------------------------------
                                          2002       2001       2000     1999(a)
                                          ----       ----       ----     -------
CLASS A - PER SHARE DATA
Net asset value beginning of period..    $10.00     $10.00     $10.00    $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income................      0.48       0.60       0.65      0.22

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income................     (0.48)     (0.60)     (0.65)    (0.22)
                                          -----      -----      -----     -----
NET ASSET VALUE END OF PERIOD........    $10.00     $10.00     $10.00    $10.00
                                          =====      =====      =====     =====
TOTAL INVESTMENT RETURN(B)...........      4.94%      6.15%      6.65%     2.24%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).   $361,411   $208,117   $198,235   $25,261
Ratio of net investment
 income to average net assets........      4.72%      6.00%      6.51%     6.16%
Ratio of expenses to
 average net assets(c)...............      1.37%      1.20%      1.00%     1.26%
Ratio of expenses to average
 net assets before waivers(c)........      1.50%      1.61%      1.64%     2.18%
--------------------------------------------------------------------------------
CLASS B - PER SHARE DATA
Net asset value beginning of period..    $10.00     $10.00     $10.00    $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income................      0.43       0.55       0.60      0.20

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income................     (0.43)     (0.55)     (0.60)    (0.20)
                                          -----      -----      -----     -----
NET ASSET VALUE END OF PERIOD........    $10.00     $10.00     $10.00    $10.00
                                          =====      =====      =====     =====
TOTAL INVESTMENT RETURN(B)...........      4.42%      5.68%      6.12%     2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).    $20,677     $3,033       $790      $324
Ratio of net investment
 income to average net assets........      4.07%      5.44%      6.01%     5.27%
Ratio of expenses to
 average net assets(c)...............      1.89%      1.63%      1.50%     1.89%
Ratio of expenses to average
 net assets before waivers(c)........      2.02%      2.04%      2.14%     2.81%
--------------------------------------------------------------------------------
CLASS C - PER SHARE DATA
Net asset value beginning of period..    $10.00     $10.00     $10.00    $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income................      0.46       0.58       0.62      0.21

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income................     (0.46)     (0.58)     (0.62)    (0.21)
                                          -----      -----      -----     -----
NET ASSET VALUE END OF PERIOD........    $10.00     $10.00     $10.00    $10.00
                                          =====      =====      =====     =====
TOTAL INVESTMENT RETURN(B)...........      4.68%      5.93%      6.39%     2.12%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).    $55,723     $5,762     $1,697      $194
Ratio of net investment
 income to average net assets........      4.32%      5.72%      6.26%     5.51%
Ratio of expenses to
 average net assets(c)...............      1.67%      1.41%      1.25%     1.64%
Ratio of expenses to average
 net assets before waivers(c)........      1.80%      1.82%      1.89%     2.56%
--------------------------------------------------------------------------------

(a)   Security Capital  Preservation Fund Class A, B and C shares were initially capitalized  on May 3,  1999,  with a net  asset  value of $10 per  share.
      Amounts  presented  are for the period May 3, 1999 through  September  30,
      1999. Percentage amounts, except for total return, have been annualized.

(b)   Total return  information does not reflect  deduction of any sales charges imposed at the time of purchase for Class A shares or upon  redemption for
      Class B and Class C shares.  Total  returns  for the Fund  assume  that an investor did not pay a redemption fee at the end of the periods shown.

(c)   Ratio  of  expenses  to  average  net  assets  includes  expenses  of  the
      PreservationPlus Income Portfolio.

APPENDIX A

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or  organizations  purchasing Class A shares of the Fund alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying  for reduced sales charges on purchases made pursuant to Rights of  Accumulation  or a Statement of  Intention,  the term  "Purchaser"
includes the following  persons:  an individual,  his or her spouse and children under the age of 21; a trustee or other  fiduciary  of a single  trust estate or single fiduciary account  established for their benefit;  an organization exempt from federal income tax under Section  501(c)(3) or (13) of the Internal Revenue
Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser  may combine all previous  purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge.  The  Distributor  must be notified  when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the
Class A shares of the Fund, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention  within 90 days after the first  purchase to be  included  thereunder, which  will  cover  future  purchases  of Class A shares of the Fund,  and other
Security Funds,  except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for  purchases  of $1  million  or  more) to  become  eligible  for the  reduced front-end  sales charge  applicable  to the actual  amount  purchased  under the
Statement.  Shares  equal to five  percent  (5%) of the amount  specified in the
Statement of Intention  will be held in escrow until the  statement is completed or  terminated.  These  shares may be redeemed by the Fund if the  Purchaser  is required to pay additional sales charges.

A Statement of Intention may be revised  during the 13-month (or, if applicable,
36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains  distributions are included in the total amount used to determine  reduced  sales  charges.  A Statement of Intention may be obtained from the Fund.

REINSTATEMENT  PRIVILEGE -- Shareholders  who redeem their Class A shares of the
Fund have a one-time  privilege  (1) to reinstate  their  accounts by purchasing
Class A shares  without a sales charge up to the dollar amount of the redemption proceeds;  or (2) to the extent the redeemed shares would have been eligible for the exchange  privilege,  to purchase  Class A shares of another of the Security
Funds,  without  a  sales  charge  up to the  dollar  amount  of the  redemption proceeds. To exercise this privilege,  a shareholder must provide written notice and a check in the  amount of the  reinvestment  within  thirty  days  after the redemption  request;  the reinstatement  will be made at the net asset value per share on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's
Administrator  or  Distributor;  directors,  officers and  employees of Security
Benefit  Life  Insurance  Company and its  subsidiaries;  agents  licensed  with
Security Benefit Life Insurance  Company;  spouses or minor children of any such agents; as well as the following  relatives of any such directors,  officers and
employees  (and  their  spouses):  spouses,  grandparents,   parents,  children,
grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may also be  purchased  at net asset  value  when the purchase is made on the recommendation of (i) a registered  investment  adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor;  or (ii) a certified  financial planner or registered broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  The Distributor must be notified when a purchase is made that qualifies under this provision.

FOR MORE INFORMATION
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BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual  reports to  shareholders.  In the Fund's annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information and the Fund's annual or semi-annual  report are available,  without
charge  upon  request  by  calling  the  Funds'   toll-free   telephone   number
1-800-888-2461.  Shareholder  inquiries  should be  addressed  to SMC,  LLC, One
Security  Benefit Place,  Topeka,  Kansas  66636-0001,  or by calling the Fund's toll-free  telephone  number  listed above.  The Fund's  Statement of Additional
Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                  Security Income Fund.............  811-2120